EXHIBIT 99.1

ANNEX A

The Trust Student Loan Pool as of November 30, 2016

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 30 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of November 30, 2016, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,623,011 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 18 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

2004-2

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$1,031,570,800
Aggregate Outstanding Principal Balance – Treasury Bill	$105,194,613
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	10.20%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$926,376,187
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	89.80%
Number of Borrowers	37,932
Average Outstanding Principal Balance Per Borrower	$27,195
Number of Loans	65,598
Average Outstanding Principal Balance Per Loan – Treasury Bill	$26,129
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$15,045
Weighted Average Remaining Term to Scheduled Maturity	184 months
Weighted Average Annual Interest Rate	4.78%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.13% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	10,799	$158,128,016	15.3%
3.01% to 3.50%	12,102	162,871,253	15.8
3.51% to 4.00%	10,733	162,001,585	15.7
4.01% to 4.50%	14,199	186,110,291	18.0
4.51% to 5.00%	4,812	71,267,502	6.9
5.01% to 5.50%	1,184	22,479,873	2.2
5.51% to 6.00%	1,209	23,103,102	2.2
6.01% to 6.50%	1,618	30,495,294	3.0
6.51% to 7.00%	2,378	42,930,356	4.2
7.01% to 7.50%	769	17,807,058	1.7
7.51% to 8.00%	1,977	47,201,297	4.6
8.01% to 8.50%	1,937	47,788,712	4.6
Equal to or greater than 8.51%	1,881	59,386,462	5.8
Total	65,598	$1,031,570,800	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	7,839	$18,321,850	1.8%
$ 5,000.00-$ 9,999.99	5,961	45,667,496	4.4
$10,000.00-$14,999.99	5,292	64,998,893	6.3
$15,000.00-$19,999.99	3,226	55,981,256	5.4
$20,000.00-$24,999.99	2,759	61,833,825	6.0
$25,000.00-$29,999.99	2,168	59,394,310	5.8
$30,000.00-$34,999.99	1,583	51,355,859	5.0
$35,000.00-$39,999.99	1,285	48,202,675	4.7
$40,000.00-$44,999.99	1,099	46,638,312	4.5
$45,000.00-$49,999.99	904	42,923,385	4.2
$50,000.00-$54,999.99	777	40,740,753	3.9
$55,000.00-$59,999.99	643	36,974,687	3.6
$60,000.00-$64,999.99	527	32,915,506	3.2
$65,000.00-$69,999.99	432	29,140,420	2.8
$70,000.00-$74,999.99	396	28,694,432	2.8
$75,000.00-$79,999.99	378	29,283,984	2.8
$80,000.00-$84,999.99	277	22,817,626	2.2
$85,000.00-$89,999.99	241	21,069,420	2.0
$90,000.00-$94,999.99	224	20,671,920	2.0
$95,000.00-$99,999.99	206	20,054,696	1.9
$100,000.00 and above	1,715	253,889,493	24.6
Total	37,932	$1,031,570,800	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	63,104	$973,895,826	94.4%
31-60 days	963	20,161,650	2.0
61-90 days	450	10,831,271	1.0
91-120 days	219	5,673,149	0.5
121-150 days	144	3,231,597	0.3
151-180 days	139	2,624,909	0.3
181-210 days	137	4,383,329	0.4
Greater than 210 days	442	10,769,070	1.0
Total	65,598	$1,031,570,800	100.0%

2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	117	$53,627	*
4 to 12	659	710,212	0.1%
13 to 24	3,841	5,330,051	0.5
25 to 36	4,624	9,960,204	1.0
37 to 48	2,551	10,663,639	1.0
49 to 60	2,225	11,912,174	1.2
61 to 72	2,736	16,606,818	1.6
73 to 84	5,498	35,262,848	3.4
85 to 96	6,055	42,269,007	4.1
97 to 108	2,956	28,507,565	2.8
109 to 120	2,427	27,776,633	2.7
121 to 132	4,200	73,597,000	7.1
133 to 144	4,614	80,120,950	7.8
145 to 156	4,458	74,960,013	7.3
157 to 168	2,175	42,528,443	4.1
169 to 180	1,558	33,823,095	3.3
181 to 192	1,454	34,468,081	3.3
193 to 204	2,735	71,691,494	6.9
205 to 216	3,287	91,978,747	8.9
217 to 228	1,458	49,462,428	4.8
229 to 240	1,463	54,325,241	5.3
241 to 252	1,141	49,747,072	4.8
253 to 264	773	36,477,425	3.5
265 to 276	760	38,311,509	3.7
277 to 288	510	25,702,703	2.5
289 to 300	419	22,117,916	2.1
301 to 312	366	23,573,145	2.3
313 to 324	136	9,612,945	0.9
325 to 336	83	5,554,377	0.5
337 to 348	67	4,881,094	0.5
349 to 360	151	11,383,808	1.1
361 and above	101	8,200,533	0.8
Total	65,598	$1,031,570,800	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	2,388	$45,377,641	4.4%
Forbearance	3,289	78,746,942	7.6%
Repayment
First year in repayment	730	26,326,704	2.6
Second year in repayment	763	28,402,393	2.8
Third year in repayment	874	27,595,040	2.7
More than 3 years in repayment	57,554	825,122,081	80.0
Total	65,598	$1,031,570,800	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 112.1 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2004-2

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	18.5	-	212.8
Forbearance	-	3.8	206.3
Repayment	-	-	179.9

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $45,377,641 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $30,887,910 or approximately 68.1% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2004-2

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	322	$5,632,816	0.5%
Alaska	107	1,816,975	0.2
Arizona	1,369	25,735,413	2.5
Arkansas	204	3,567,841	0.3
California	6,967	123,656,001	12.0
Colorado	1,242	20,407,839	2.0
Connecticut	815	10,744,166	1.0
Delaware	122	2,441,261	0.2
District of Columbia	267	4,333,538	0.4
Florida	9,894	135,061,618	13.1
Georgia	1,665	27,711,336	2.7
Hawaii	242	4,248,497	0.4
Idaho	246	3,590,641	0.3
Illinois	1,921	26,361,944	2.6
Indiana	1,301	18,223,184	1.8
Iowa	396	4,633,854	0.4
Kansas	1,211	17,376,168	1.7
Kentucky	377	5,602,700	0.5
Louisiana	1,050	18,552,073	1.8
Maine	129	1,790,859	0.2
Maryland	1,308	23,173,052	2.2
Massachusetts	1,755	22,109,061	2.1
Michigan	1,049	18,453,642	1.8
Minnesota	1,057	15,584,162	1.5
Mississippi	265	5,203,951	0.5
Missouri	1,478	21,974,377	2.1
Montana	148	2,699,796	0.3
Nebraska	188	2,655,785	0.3
Nevada	421	7,081,129	0.7
New Hampshire	275	3,794,489	0.4
New Jersey	1,576	23,697,336	2.3
New Mexico	217	3,451,859	0.3
New York	4,215	61,286,510	5.9
North Carolina	1,304	19,740,702	1.9
North Dakota	54	806,781	0.1
Ohio	5,294	95,422,859	9.3
Oklahoma	787	12,971,095	1.3
Oregon	1,074	18,446,404	1.8
Pennsylvania	1,560	24,133,067	2.3
Rhode Island	133	2,195,579	0.2
South Carolina	468	8,266,667	0.8
South Dakota	67	1,154,295	0.1
Tennessee	807	14,859,217	1.4
Texas	4,467	71,010,536	6.9
Utah	273	6,259,284	0.6
Vermont	97	1,309,084	0.1
Virginia	1,647	24,191,921	2.3
Washington	2,454	36,733,415	3.6
West Virginia	205	2,985,941	0.3
Wisconsin	510	7,065,725	0.7
Wyoming	57	763,876	0.1
Other	541	10,600,478	1.0
Total	65,598	$1,031,570,800	100.0%

2004-2

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2004-2

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	4,217	$129,688,740	12.6%
Other Repayment Options(1)	36,317	441,079,497	42.8

Total	65,598	$1,031,570,800	100.0%
(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 893 loans with an aggregate outstanding principal balance of $30,927,528 currently in an interest-only period.  These interest-only loans represent approximately 3.0% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	32,402	$435,728,216	42.2%
Unsubsidized	33,196	595,842,584	57.8
Total	65,598	$1,031,570,800	100.0%

2004-2

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	1,037	$29,529,272	2.9%
October 1, 1993 through June 30, 2006	64,561	1,002,041,528	97.1
July 1, 2006 and later	0	0	0.0
Total	65,598	$1,031,570,800	100.0%

2004-2

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,093	$22,962,180	2.2%
College Assist	45	823,394	0.1
Educational Credit Management Corporation	1,533	27,068,392	2.6
Florida Off Of Student Fin'l Assistance	11,162	133,758,639	13.0
Great Lakes Higher Education Corporation	1,194	22,641,327	2.2
Illinois Student Assistance Comm	1,577	20,149,923	2.0
Kentucky Higher Educ. Asst. Auth.	264	3,319,003	0.3
Louisiana Office Of Student Financial Asst	365	5,355,757	0.5
Michigan Guaranty Agency	690	8,992,292	0.9
Montana Guaranteed Student Ln Prog	3	21,014	*
Nebraska National Student Loan Program	13	251,717	*
New Jersey Office Of Student Assistance	3,283	40,064,561	3.9
New York State Higher Ed Services Corp	7,099	94,510,319	9.2
Northwest Education Loan Association	4,765	62,109,564	6.0
Oklahoma Guaranteed Stud Loan Prog	561	8,226,531	0.8
Pennsylvania Higher Education Assistance Agcy	4,590	65,703,037	6.4
Texas Guaranteed Student Loan Corp	4,065	62,051,163	6.0
United Student Aid Funds, Inc.	22,296	453,561,986	44.0
Total	65,598	$1,031,570,800	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

2004-2

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to initial trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the related Significant Guarantor and/or from the Department of Education. None of the depositor, the sellers, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, Inc. and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, Inc. Navient Solutions, Inc. and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USA Funds is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest and Education@Work, Inc., an Ohio non-profit corporation.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Consolidated Appropriations Act of 2016 provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency).

2004-2

The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2015, USA Funds held net assets on behalf of the federal reserve fund of approximately $130 million. Through September 30, 2015, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $51.8 billion.  Also, as of September 30, 2015, USA Funds had operating fund assets totaling almost $1.3 billion, which includes the $130 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	0.394%	0.354%	0.313%	0.277%	0.251%

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	32.17%	31.82%	30.55%	32.01%	34.93%

USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance. For the last five fiscal years, the “loss rate” was as follows:
	Loss Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	4.71%	4.73%	4.74%	4.73%	4.71%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:
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	Claims Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	1.69%	1.58%	1.41%	1.48%	0.60%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

FLORIDA OFFICE OF STUDENT FINANCIAL ASSISTANCE

The Department of Education (Department), Office of Student Financial Assistance (OSFA), administers the Federal Family Education Loan Program (FFELP) that provides low-cost educational loans to assist students and their parents in paying for the cost of higher education.  OSFA is the designated guaranty agency for the State of Florida, for all loans with first disbursement prior to July 1, 2010, and utilizes the FFELP System, a mainframe-based student loan information system administered by the Northwest Regional Data Center (NWRDC).  The FFELP System, in the past, based on specified criteria, determined whether an educational loan will be guaranteed and, if guaranteed, maintained information relating to the loan.

The Department established OSFA pursuant to Section 1001.20(4)(d), Florida Statutes.  By law, OSFA is responsible for providing access to and administering State and Federal grants, scholarships, and loans to those students seeking financial assistance for postsecondary study pursuant to program criteria and eligibility requirements.

FFELP provided and manages low-cost educational loans authorized by the Higher Education Act to assist students and their parents in paying for the cost of higher education.  Prior to July, 2010, through FFELP, private lenders made federally guaranteed student loans to parents and students.  Commercial lenders (e.g., Navient) used their private capital to finance loans under FFELP but received subsidies from the Federal Government.  Upon approval of the application, a FFELP loan was made to the student (borrower) by a participating financial institution.  To protect the financial institution from loss in the event of the borrower’s death, disability, or default, the loan was guaranteed by a guarantor.

Nonprofit and state guaranty agencies were established to guarantee student loans made by lenders under FFELP.  The Department, through the business users within OSFA’s program office, served as the State of Florida guaranty agency for FFELP and provided certain administrative and oversight functions, while the United States Department of Education provided reinsurance to the guaranty agency.

Beginning July 1, 2010, all new student loans were made under the Direct Loan Program whereby the Federal Government lends directly to students.  OSFA continues to use the FFELP System to manage and maintain information related to all FFELP loans with first disbursements prior to July 1, 2010, and provide customer service to schools, lenders, and borrowers through default prevention, collections, and dissemination of information.

The FFELP System resides on a mainframe computer located at the Northwest Regional Data Center (NWRDC).  The Department uses, among other things, mainframe security software to control access to the FFELP System, including application programs and data files.

As of September 30, 2014, OSFA held net assets on behalf of the Federal Reserve Fund of approximately $19,861,865. Through September, 30, 2014, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by OSFA under the Federal Family Education

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Loan Program was approximately $1,651,811,788. Also, as of September 30, 2014, OSFA had Operating Fund assets totaling almost $41,463,446.

OSFA’s “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s Federal  Reserve Fund by the total amount of loans outstanding.  Following this formula, the reserve ratio for the Federal Reserve Fund administered by OSFA for the last five fiscal years was as follows:

Fiscal Year	Reserve Ratio
2014 2013 2012 2011	1.20% 1.07% 1.02% 0.99%
2010	0.92%

OSFA’s “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by OSFA during the fiscal year by the aggregate amount of default claims paid by OSFA outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

Fiscal Year	Recovery Rate
2014 2013 2012 2011	19.98% 18.36% 18.99% 20.70%
2010	24.71%

In addition, OSFA’s “trigger rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to OSFA’s existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “trigger rate” was as follows:

Fiscal Year	Trigger Rate
2014 2013 2012 2011	2.74% 4.48% 4.24% 4.50%
2010	4.43%

OSFA is located in Tallahassee, Florida.  OSFA will provide a copy of its most recent financial statement upon receipt of a written request directed to Levis Hughes, Chief at 325 W. Gaines St, Suite 1314, Tallahassee, FL  32399.

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